Exhibit 10.4

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of February 10, 2011, among ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries of the Borrower listed on Annex A hereto (each such undersigned Subsidiary being a “Subsidiary Grantor” and collectively the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings and the Borrower are referred to collectively as the “Grantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and as collateral agent (in such capacity, the “Administrative Agent”) for the lenders (“Lenders”) from time to time party to the Credit Agreement dated as of February 10, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders, the Administrative Agent, KKR Capital Markets LLC, as syndication agent (in such capacity, the “Syndication Agent”) for the Lenders, and Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as co-documentation agents (in such capacities, the “Co-Documentation Agents”) for the Lenders.

W I T N E S S E T H:

WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Borrower (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or Affiliates of Lenders may from time to time enter into Hedge Agreements with the Borrower or any of their Restricted Subsidiaries;

WHEREAS, pursuant to the Guarantee (the “Guarantee”) dated as of the date hereof, Holdings and each Subsidiary Grantor party thereto has unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of the Secured Parties the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

WHEREAS, each Subsidiary Grantor is a Domestic Subsidiary of the Borrower;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Grantors in connection with the operation of their respective businesses;

WHEREAS, each Grantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the

Credit Agreement that the Grantors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with the Borrower and/or the Restricted Subsidiaries, the Grantors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

1.  Defined Terms.

(a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “NY UCC”) and not defined herein shall have the meanings specified therein; the term “Instrument” shall have the meaning specified in Article 9 of the NY UCC.

(b)  The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the recitals hereto.

“Closing Time” shall mean 12:00 p.m. EST on the Closing Date.

“Collateral” shall have the meaning assigned to such term in Section 2.

“Collateral Account” shall mean any collateral account established by the Administrative Agent as provided in Section 5.1.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor (including all Copyrights) or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including those listed on Schedule 1.

“copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person:  (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, or group of countries, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Copyrights” means all copyrights now owned or hereafter acquired by any Grantor, including those listed on Schedule 2.

“Equipment” shall mean any “equipment,” as such term is defined in the NY UCC, now or hereafter owned by any Grantor and, in any event, shall include all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; but excluding Equipment to the extent it is subject to a Permitted Lien and the terms of the Indebtedness securing such Permitted Lien prohibit assignment of, or granting of a security interest in, such Grantor’s rights and interests therein, provided, that immediately upon the repayment of all Indebtedness secured by such Permitted Lien, such Grantor shall be deemed to have granted a Security Interest in all the rights and interests with respect to such Equipment.

“General Intangibles” shall mean all “general intangibles” as such term is defined in Section 9-102 of the NY UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guarantee with respect thereto, (c) all claims of such Grantor for damages arising out of any breach thereof or default thereunder and (d) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options thereunder, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a Security Interest pursuant to this Security Agreement in its right, title and interest in any such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to any such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or is permitted with consent if all necessary consents to such grant of a Security Interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a Security Interest pursuant to this Security Agreement in any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

“Guarantors” shall mean each Grantor other than the Borrower.

“Grantor” shall have the meaning assigned to such term in the recitals hereto.

“Intellectual Property” shall mean all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise now owned or hereafter acquired, including (a) all information used or useful arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas and all other proprietary information, and (b) the Copyrights, the Patents, the Trademarks and the Licenses and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom, in each case to the extent the grant by such Grantor of a Security Interest pursuant to this Security

Agreement in any such rights, priorities and privileges relating to intellectual property is not prohibited by any contract, agreement or other instrument governing such rights, priorities and privileges without the consent of any other party thereto, would not give any other party to any such contract, agreement or other instrument the right to terminate its obligations thereunder or is permitted with consent if all necessary consents to such grant of a Security Interest have been obtained from the relevant parties (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents).

“Investment Property” shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now or hereafter acquired by any Grantor, in each case to the extent the grant by a Grantor of a Security Interest therein pursuant to this Security Agreement in its right, title and interest in any such Investment Property is not prohibited by any contract, agreement, instrument or indenture governing such Investment Property without the consent of any other party thereto, would not give any other party to any such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or is permitted with consent if all necessary consents to such grant of a Security Interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents).

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party.

“NY UCC” has the meaning assigned to such term in Section 1(a).

“Obligations” shall mean the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any other Credit Party to any of the Secured Parties under the Credit Agreement and the other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Credit Party under or pursuant to this Security Agreement or the other Credit Documents, (iv) the due and punctual payment and performance of all obligations of each Borrower or Restricted Subsidiary under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedge Agreement is entered into and (v) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or its Affiliates arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor (including all Patents) or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement, including those listed on Schedule 3.

“patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country or group of countries, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Patents” means all patents now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102 of the NY UCC and, in any event, shall include with respect to any Grantor, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Administrative Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Parties” shall mean (i) the Lenders, (ii) the Letter of Credit Issuer, (iii) the Swingline Lender, (iv) the Administrative Agent, (v) the Syndication Agent, (vi) the Co-Documentation Agents, (vii) each counterparty to a Hedge Agreement the obligations under which constitute Obligations, (viii) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (ix) any successors, indorsees, transferees and assigns of each of the foregoing.

“Security Agreement” shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Security Interest” shall have the meaning assigned to such term in Section 2.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor (including any Trademark) or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including those listed on Schedule 5.

“trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person:  (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and applications to register any of the foregoing in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or group of countries or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Trademarks” means all trademarks now owned or hereafter acquired by any Grantor, including those listed on Schedule 6 hereto.

(c)  The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section and Schedule references are to this Security Agreement unless otherwise specified.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(d)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(f)  References to “Lenders” in this Security Agreement shall be deemed to include Affiliates of Lenders that may from time to time enter into Hedge Agreements with the Borrower.

2.  Grant of Security Interest.

(a)  Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest, which security interest shall attach immediately upon the Closing Time (the “Security Interest”), in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Documents;

(iv)	all Equipment;

(v)	all General Intangibles;

(vi)	all Instruments;

(vii)	all Intellectual Property;

(viii)	all Inventory;

(ix)	all cash and cash accounts, including, without limitation, all Deposit Accounts;

(x)	all Investment Property;

(xi)	all Letter of Credit Rights;

(xii)	all books and records pertaining to the Collateral; and

(xiii)	to the extent not otherwise included, all Proceeds and products of, and Supporting Obligations with respect to any and all of the foregoing.

(b)  Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor.  Such financing statements may describe the Collateral as “all assets” or “all property” or such other description as the Administrative Agent determines in its sole discretion.  Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party; provided, that the Collateral shall not include any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

3.  Representations And Warranties.

Each Grantor hereby represents and warrants to the Administrative Agent and each Secured Party that:

3.1.  Title; No Other Liens.  Except for the Security Interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Security Agreement, the Liens permitted by the Credit Agreement and any Liens securing Indebtedness which is no longer outstanding or any Liens with respect to commitments to lend which have been terminated, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a Lien securing any material Indebtedness is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Security Agreement or are permitted by the Credit Agreement.

3.2.  Perfected First Priority Liens.   (a)  Subject to the limitations set forth in clause (b) of this Section 3.2, the Security Interests granted pursuant to this Security Agreement (i) will constitute valid perfected Security Interests in the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, upon (A) completion of all filings, registrations, recordings and other actions specified in the Perfection Certificate (as such information is updated pursuant to Section 9.1(d) of the Credit Agreement) to the extent that a Security Interest may be perfected by the filing of any UCC financing statement, (B) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction (as specified in the Perfection Certificate (as such information is updated pursuant to Section 9.1(d) of the Credit Agreement)) of an application requesting the notation of the Security

Interest created hereunder on such certificate of title and (C) completion of the timely filing, registration and recording of fully executed intellectual property security agreements in substantially the form of Exhibits 1, 2 and 3 hereto, in appropriate form for recordation with the United Stated Patent and Trademark Office or United States Copyright Office, as applicable, and containing a description of all U.S. Intellectual Property applications and registrations included in the Collateral, to the extent that a security interest may be perfected by such filings, registrations and recordings, and (ii) are prior to all other Liens on the Collateral other than Liens permitted pursuant to Section 10.2 of the Credit Agreement.

(b)  Notwithstanding anything to the contrary herein, no Grantor shall be required to perfect the Security Interests granted by this Security Agreement (including Security Interests in cash, cash accounts and Investment Property) by any means other than by (i) filings pursuant to the Uniform Commercial Codes of the relevant State(s), (ii) filings with the registrars of motor vehicles or other appropriate authorities in the relevant jurisdictions, (iii) filings with the United States Patent and Trademark Office and the United States Copyright Office with respect to Intellectual Property or (iv) when applicable, possession by the Administrative Agent in the United States.  No Grantor shall be required to complete any filings or other action with respect to the perfection of Security Interests in any jurisdiction outside the United States.

(c)  It is understood and agreed that the Security Interests in cash, cash accounts and Permitted Investments created hereunder shall not prevent the Grantors from using such assets in the ordinary course of their respective businesses.

3.3.  Waivers and Consents.  Each of the waivers and consents set forth in this Security Agreement is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor or any other obligor otherwise may have against the Borrower, the Administrative Agent, any other Secured Party or any other Person or against any collateral.

4.  Covenants.

Each Grantor hereby covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Security Agreement until the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding:

4.1.  Maintenance of Perfected Security Interest; Further Documentation.   (a)  Such Grantor shall maintain the Security Interest created by this Security Agreement as a perfected Security Interest having at least the priority described in Section 3.2 and shall defend such Security Interest against the claims and demands of all Persons whomsoever, in each case subject to Section 3.2(b).

(b)  Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request.  In addition, within 30 days after the end of each calendar quarter, such Grantor will deliver to the Administrative Agent (i) copies of all such certificates of title issued during such calendar quarter with the notation thereon of the Administrative Agent’s Security Interest created hereunder in the items of Equipment covered hereby and (ii) a written supplement hereto substantially in the form of Annex 2 hereto with respect to any additional copyrights, Copyright Licenses, patents, Patent Licenses, trademarks and Trademark Licenses acquired by such Grantor after the date hereof, all in reasonable detail.

(c)  Subject to clause (d) below and Section 3.2(b), each Grantor agrees that at any time and from time to time, at the expense of such Grantor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, in order (x) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (y) to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Security Interests created hereby, all at the expense of such Grantor.

(d)  Notwithstanding anything in this Section 4.1 to the contrary, (i) with respect to any assets acquired by such Grantor after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary of the Borrower that is required by the Credit Agreement to become a party hereto, the relevant Grantor after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement or this Section 4.1.

4.2.  Changes in Locations, Name, etc.  Each Grantor will furnish to the Administrative Agent prompt written notice of (and will use commercially reasonable efforts to provide such written notice at least ten days prior to ) any proposed change (i) in its legal name, (ii) in its jurisdiction of incorporation or organization, (iii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office), (iv) in its identity or type of organization or corporate structure or (v) in its Federal Taxpayer Identification Number or organizational identification number.  Each Grantor agrees promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.  Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral having at least the priority described in Section 3.2.  Each Grantor also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

4.3.  Notices.  Each Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Administrative Agent to exercise any of its remedies hereunder.

4.4.  Special Covenants with Respect to Equipment.   (a)   Each Grantor shall, promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a Security Interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the Security Interest created hereunder on such certificate of title.

(b)  Upon the occurrence and during the continuation of any Event of Default, all insurance payments in respect of such Equipment shall be paid to and applied by Administrative Agent as specified in Section 5.5 hereof.

(c)  At the Administrative Agent’s request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent the certificates of title covering each item of Equipment the perfection of which is governed by the notation on the certificate of title of the Administrative Agent’s Security Interest created hereunder.

5.  Remedial Provisions.

5.1.  Certain Matters Relating to Accounts.   (a)  At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b)  The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Accounts and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required in writing by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)  At the Administrative Agent’s request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original orders, invoices and shipping receipts.

(d)  Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Administrative Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances during the continuance of such Event of Default.

5.2.  Communications with Obligors; Grantors Remain Liable.   (a)  The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, after giving reasonable notice to the relevant Grantor of its intent to do so, communicate with obligors under the Accounts, any Chattel Paper and any Payment Intangibles (collectively, the “Receivables”)  to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.  The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b)  Upon the written request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivables (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivables (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.3. Proceeds to be Turned Over To Administrative Agent.  In addition to the rights of the Administrative Agent and the Secured Parties specified in Section 5.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing and the Administrative Agent so requires by notice in writing to the relevant Grantor (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Section 11.5 of the Credit Agreement shall be deemed to constitute a request by the Administrative Agent for the purposes of this sentence and in such circumstances, no such written notice shall be required), all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control and on terms and conditions reasonably satisfactory to the Administrative Agent.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.4.  Application of Proceeds.  The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt as follows:

(i)  first, to the payment of all reasonable and documented costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Security Agreement, the other Credit Documents or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Credit Document on behalf of any Grantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

(ii)  second, to the Secured Parties, an amount equal to all Obligations owing to them on the date of any distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

(iii)  third, any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

5.5. Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC or any other applicable law or in equity and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral.  The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Administrative Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Administrative Agent or such Secured Party may subject to (x) the satisfaction in full in cash of all payments due pursuant to Section 5.4(i), and (y) the ratable satisfaction of the Obligations in accordance with Section 5.4(ii), pay the purchase price by crediting the amount thereof against the Obligations.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the extent permitted by law, each Grantor hereby waives any claim against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.5 in accordance with the provisions of Section 5.4.

5.6.  Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

5.7.  Amendments, etc. with Respect to the Obligations; Waiver of Rights.  Each Grantor shall remain obligated hereunder notwithstanding, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) that any demand for payment of any of the Obligations made by the Administrative Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) that the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, (c) that the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith and any documents entered into with the Administrative Agent or any of its Affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative

Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement or documents entered into with the Administrative Agent or any of its Affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, the party thereto) may deem advisable from time to time, and (d) that any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Security Agreement or any property subject thereto.  When making any demand hereunder against any Grantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any Grantor or grantor, and any failure by the Administrative Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any Grantor or grantor or any release of the Borrower or any Grantor or grantor shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Secured Party against any Grantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6. The Administrative Agent.

6.1. Administrative Agent’s Appointment as Attorney-in-Fact, etc.       (a)  Each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest, effective upon and during the occurrence of an Event of Default, the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, either in the Administrative Agent’s name or in the name of such Grantor or otherwise, without assent by such Grantor, to do any or all of the following, in each case after and during the occurrence of an Event of Default and after written notice by the Administrative Agent of its intent to do so:

(i)  take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

(ii)  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Secured Parties’ Security Interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)  pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(iv)  execute, in connection with any sale provided for in Section 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v)  obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to Section 4.4;

(vi)  direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii)  ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

(viii)  sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

(ix)  commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

(x)  defend any suit, action or proceeding brought against such Grantor with respect to any Collateral (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);

(xi)  settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);

(xii)  assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and

(xiii)  generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured

Parties’ Security Interests therein and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.l(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b)  If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)  The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)  Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Security Interests created hereby are released.

6.2. Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NY UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.  Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers.  The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

6.3. Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.4. Security Interest Absolute.  All rights of the Administrative Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

6.5. Continuing Security Interest; Assignments Under the Credit Agreement; Release.  (a) This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all Obligations under the Credit Documents and the obligations of each Grantor under this Security Agreement shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations.  This Security Agreement and the security interest granted hereby shall terminate on the first date on which all the Obligations under the Credit Documents shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding.

(b)           A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Grantor ceases to be a Domestic Subsidiary of the Borrower.

(c)           Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released and such Collateral sold free and clear of the Lien and Security Interests created hereby.

(d)           In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 6.5 shall be without recourse to or warranty by the Administrative Agent.

6.6. Reinstatement.  This Security Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

7. Administrative Agent As Agent.

(a)  Credit Suisse AG, Cayman Islands Branch, has been appointed to act as Administrative Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties.  The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Security Agreement and the Credit Agreement, provided that the Administrative Agent shall exercise, or refrain from exercising, any remedies provided for in Section 5 in accordance with the instructions of (i) Required Lenders or (ii) after the termination of this Security Agreement.  In furtherance of the foregoing provisions of this Section 7(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the ratable benefit of the Lenders and Secured Parties in accordance with the terms of this Section 7(a).  For the avoidance of doubt, each Secured Party has irrevocably authorized and directed the Administrative Agent as the agent for such Secured Party to execute and deliver intercreditor agreements, substantially in the form attached as Exhibit E-1 and E-2 to the Credit Agreement (with such changes thereto as agreed by the Administrative Agent in its sole discretion), in connection with any Indebtedness incurred under Sections 10.1(a), 10.1(f), 10.1(k), 10.1(n), 10.1(o), 10.1(p) or 10.1(r)  of the Credit Agreement on their behalf.

(b)  The Administrative Agent shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute notice of resignation as Administrative Agent under this Security Agreement; removal of the Administrative Agent shall also constitute removal as Administrative Agent under this Security Agreement; and appointment of a successor Administrative Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Security Agreement.  Upon the acceptance of any appointment as Administrative Agent under Section 12.9 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under this Security Agreement, and the retiring or removed Administrative Agent under this Security Agreement shall promptly (i) transfer to such successor Administrative Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Security Agreement, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the Security Interests created hereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Security Agreement.  After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was Administrative Agent hereunder.

(c)  The Administrative Agent shall not be deemed to have any duty whatsoever with respect to any Secured Party that is a counterparty to a Hedge Agreement the obligations under which constitute Obligations, until it shall have received written notice in form and substance satisfactory to the Administrative Agent from a Grantor or any such Secured Party as to the existence and terms of the applicable Hedge Agreement.

8. Miscellaneous.

8.1. Amendments in Writing.  None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Grantor and the Administrative Agent in accordance with Section 13.1 of the Credit Agreement.

8.2. Notices.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Credit Agreement.

8.3. No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4. Enforcement Expenses; Indemnification.   (a)  Each Grantor agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Security Agreement.

(b)  Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

(c)  Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security

Agreement to the extent either of the Borrower would be required to do so pursuant to Section 12.7 of the Credit Agreement.

(d)  The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

8.5.  Successors and Assigns.  The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Administrative Agent except pursuant to a transaction permitted by the Credit Agreement.

8.6.  Counterparts.  This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Administrative Agent and the Borrower.

8.7.  Severability.  Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.8.  Section Headings.  The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.9.  Integration.  This Security Agreement represents the agreement of each of the Grantors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

8.10.  GOVERNING LAW.  THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.11.  Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right of the Administrative Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any Secured Party to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.11 any special, exemplary, punitive or consequential damages.

8.12.  Acknowledgments.  Each Grantor hereby acknowledges that:

(a)  it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement and the other Credit Documents to which it is a party;

(b)  neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)  no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Grantors and the Lenders and any other Secured Party.

8.13.  Additional Grantors.  Each Subsidiary of the Borrower that is required to become a party to this Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Supplement substantially in the form of Annex 1 hereto. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

8.14.  WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY

LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

ROCKWOOD SPECIALTIES INTERNATIONAL, INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CERAMTEC NORTH AMERICA CORPORATION,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CHEMETALL CORPORATION,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CHEMETALL FOOTE CORP.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CHEMETALL US, INC.,

by		/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CHEMICAL SPECIALTIES, INC.,

	by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ETEC-DURAWEAR, INC.,

	by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ETEC TECHNICAL CERAMICS CORP.,

	By	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

EXCALIBUR REALTY COMPANY,

	by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

FOOTE CHILE HOLDING COMPANY,

	by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

POOL SPA HOLDINGS, INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ROCKWOOD PIGMENTS NA, INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ROCKWOOD SPECIALTIES INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.,,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

SOUTHERN CLAY PRODUCTS, INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

SOUTHERN COLOR N.A., INC.,

by	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

by	/s/ John Toronto
Name: John Toronto
Title: Managing Director

by	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

ANNEX A TO THE

SECURITY AGREEMENT

SUBSIDIARY GRANTORS

•  Subsidiary Grantors

CeramTec North America Corporation

Chemetall Corporation

Chemetall Foote Corp.

Chemetall US, Inc.

Chemical Specialties, Inc.
ETEC-Durawear, Inc.
ETEC Technical Ceramics Corp.

Excalibur Realty Company.

Foote Chile Holding Company

Pool Spa Holdings, Inc.

Rockwood Pigments NA, Inc.
Rockwood Specialties Group,Inc.
Rockwood Specialties Inc..
Southern Clay Products, Inc.
Southern Color N.A., Inc.

•  Notice Address for All Grantors

[100 Overlook Center

Princeton, NJ 08540]

SCHEDULE 1 TO THE

SECURITY AGREEMENT

EXCLUSIVE COPYRIGHT LICENSES

None.

SCHEDULE 2 TO THE

SECURITY AGREEMENT

UNITED STATES COPYRIGHTS AND COPYRIGHT APPLICATIONS

None.

SCHEDULE 3 TO THE

SECURITY AGREEMENT

EXCLUSIVE PATENT LICENSES

Licensor	Licensee	Licensed Patent Title	Licensed Patent Number
Sud-Chemie Aktiengessellschaft and Sud-Chemie Inc.	Southern Clay Products, Inc. and Rockwood Clay Additives GmbH	SWELLABLE PHYLLOSILICATES	7,419,540
		COPOLYMERS CONTAINING AMINOPLAST UNITS AND USE THEREOF AS A DISPERSING AGENT OR STABILIZERS	7,335,699
		SUPPLEMENTARY AGENT FOR MINERAL BINDER SYSTEMS	5,948,156

SCHEDULE 4 TO THE

SECURITY AGREEMENT

UNITED STATES PATENTS AND PATENT APPLICATIONS

U.S. Patents and Patent Applications Owned by Chemetall Foote Corp.

Title:	Method for Removing Magnesium from Brine to Yield Lithium Carbonate
Application/Registration No.:	6,143,260

Title:	Recovery of Lithium Compounds from Brines
Application/Registration No.:	6,207,126 B1
Application/Registration No.:	6,497,850
Application/Registration No.:	6,936,229

Title:	Hydrocarbon Soluble Tin Functionalized Alkali Metals
Application/Registration No.:	6,307,079

Title:	Process for Preparing Methyllithium
Application/Registration No.:	6,861,011

Title:	Production of Lithium Compounds Directly from Lithium Containing Brines
Application/Registration No.:	7,157,065 B2
Application/Registration No.:	7,214,355
Application/Registration No.:	7,449,161 B2
Application/Registration No.:	7,390,466
Application/Registration No.:	7,547,426 B2
Application/Registration No.:	7,858,057
Application/Registration No.:	6,921,522

Title:	Method of Making High Purity Lithium Hydroxide and Hydrochloric Acid
Application/Registration No.:	PCT/US2009/002227

Title:	Production of Lithium Diphenylphosphide
Application/Registration No.:	PCT/US2009/000936

Title:	Process for the Preparation of Alkyllithium Compounds
Application/Registration No.:	Patent # 7005083

Title:	Method of Producing Titanium Powder
Application/Registration No.:	6,475,428

Title:	Improved Process to Prepare Triorganotin Lithium
Application/Registration No.:	5,502,129

Title:	Process for preparing Methyllithium
Application/Registration No.:	PCT/US2004/031211

Title:	Recovery of Lithium from Aqueous Solutions
Application/Registration No.:	PCT/US2009/006073

U.S. Patents and Patent Applications Owned by Southern Clay Products, Inc.

Title:	Methods of Extending Pigments
Application/Registration No.:	5700319

Title:	Organoclay Compositions and Method of Preparation
Application/Registration No.:	6036765

Title:	Organoclay Compositions for Gelling Unsaturated Polyester Resin Systems
Application/Registration No.:	6534570
Application/Registration No.:	6635108

Title:	Organoclay Compositions Prepared form Ester Quats and Composites Based on the Compositions
Application/Registration No.:	6787592

Title:	Organoclay Products Containing a Branched Chain Alkyl Quaternary Ammonium Ion
Application/Registration No.:	5739087

Title:	Preparation of Polymer Nanocomposites with Montmorillonite by Colloidal Destabilization
Application/Registration No.:	6849680

Title:	Process for Treating Smectite Clays to Facilitate Exfoliation
Application/Registration No.:	6271298
Application/Registration No.:	6730719

Title:	Synthetic Clay Compositions and Methods for Making and Using
Application/Registration No.:	6890502

Title:	TiO2 Slurry Stabilization
Application/Registration No.:	5989331

Title:	Water Soluble Aminoplast-Ether Copolymers
Application/Registration No.:	5914373

Title:	Tint-Viscosity-Stabilization Polymeric Thickeners
Application/Registration No.:	7868122

Title:	Method for minimizing filler agglomeration
Application/Registration No.:	7,354,967

U.S. Patents and Patent Applications Owned by Chemetall U.S., Inc.

Title:	Monitoring a Coating applied to a Metal Surface
Application/Registration No.:	11/760,029

Title:	Chrome free final rinse for phosphated metal surfaces
Application/Registration No.:	6,733,579 B1

U.S. Patents and Patent Applications Owned by Chemetall Corporation

Title:	Aminobenzoic Acid Copolymer Compositions and Films, Methods of Forming and Using the Same
Application/Registration No.:	61116799
Application/Registration No.:	12/342,871

Title:	Corrosion resistant coating
Application/Registration No.:	12/808,114

Title:	Rinsable metal pretreatment methods and compositions
Application/Registration No.:	12/157,434

Title:	Coating compositions and methods of making and using them
Application/Registration No.:	11/019,447

Title:	Novel non-chrome metal treatment composition
Application/Registration No.:	7,491,274 B2
Application/Registration No.:	12/249,661

Title:	Non-chrome passivation of steel
Application/Registration No.:	12/154,502

Title:	Polyphenolamine composition and method of use
Application/Registration No.:	6,607,610 B1

Title:	Non-chromate conversion coating treatment for metals
Application/Registration No.:	7,344,607 B2

Title:	Composition and process for treating metal surfaces
Application/Registration No.:	6,291,020 B1

Title:	Chromium-free aluminum treatment
Application/Registration No.:	5641542 A

Title:	Reactive rinse aid for processing plastic surfaces
Application/Registration No.:	5,541,257 A

Title:	Non-chromium passivation method and composition for galvanized metal surfaces
Application/Registration No.:	5,344,505 A

Title:	Treatment for galvanized metal
Application/Registration No.:	5,344,504 A

Title:	Method and composition for treatment of metals
Application/Registration No.:	5,328,525 A

Title:	Process for enhanced drainage of residual aqueous rinse on the external surface of plastic parts
Application/Registration No.:	5,314,546 A

Title:	Reactive silane composition and process for enhanced drainage of residual aqueous rinse on the external surfaces of plastic parts
Application/Registration No.:	5,354,494 A

U.S. Patents and Patent Applications Owned by Chemical Specialties, Inc.

Title:	Alkaline earth or alkali metal salts for antifreeze, deicing, and freeze control
Application/Registration No.:	7,186,353

Title:	Fixation process for heat-fixable preservative treated wood
Application/Registration No.:	5,652,023

Title:	Strontium Based Solutions for Surface Hardening of Concrete and Other Cementeous Materials
Application/Registration No.:	61/298,688

U.S. Patents and Patent Applications Owned by Rockwood Pigments NA, Inc.

Title:	Process for Coloring Concrete Using Compacted Inorganic Granules
Application/Registration No.:	5853476

Title:	Granular Pigments
Application/Registration No.:	6562120

Title:	Surface Modified Particles and Method of Making Same
Application/Registration No.:	5401313

Title:	Granular Pigments Useful to Color Concrete
Application/Registration No.:	6758893

Title:	Process for the Production of Black Iron Oxide Pigments
Application/Registration No.:	6302952

Title:	Product and Method for Coloring Concrete
Application/Registration No.:	6596072

Title:	Pigmentary Material
Application/Registration No.:	5753027

U.S. Patents and Patent Applications Owned by CeramTec North America Corporation

Title:	Strengthened Ceramic
Application/Registration No.:	5096769

SCHEDULE 5 TO THE

SECURITY AGREEMENT

EXCLUSIVE TRADEMARK LICENSES

None.

SCHEDULE 6 TO THE

SECURITY AGREEMENT

UNITED STATES REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

U.S. Trademark Applications and Registrations Owned by Southern Clay Products, Inc.

Title:	ADJUST-4
Application/Registration No.:	1268831

Title:	ADVITROL-100
Application/Registration No.:	1065068

Title:	BENTOLITE
Application/Registration No.:	1384290

Title:	CLAYTONE
Application/Registration No.:	1050431

Title:	CLOISITE
Application/Registration No.:	2107940

Title:	GARAMITE
Application/Registration No.:	2281998

Title:	GELWHITE
Application/Registration No.:	1396271

Title:	MINERAL COLLOID
Application/Registration No.:	1807535

Title:	OPTIFLO
Application/Registration No.:	2124191

Title:	OPTIGEL
Application/Registration No.:	1824811

Title:	PERMONT
Application/Registration No.:	2211765

Title:	PURE THIX
Application/Registration No.:	2464236

Title:	RHEOCIN
Application/Registration No.:	1069612

Title:	RIC-SYN
Application/Registration No.:	1268832

Title:	SCP
Application/Registration No.:	1728769

Title:	TIXOGEL
Application/Registration No.:	1248748

Title:	Y25
Application/Registration No.:	1295315

U.S. Trademark Applications and Registrations Owned by Chemetall US, Inc.

Title:	ALKASOL
Application/Registration No.:	2350107

Title:	TECH COOL
Application/Registration No.:	3868930

Title:	CIRCHLOR
Application/Registration No.:	2871120

Title:	PYRENE
Application/Registration No.:	2388959

Title:	TECH PHOS
Application/Registration No.:	2996671

Title:	EZE-PEEL
Application/Registration No.:	0,841,401

Title:	ROUNDHOUSE
Application/Registration No.:	1675529

Title:	INTEX
Application/Registration No.:	0,979,571
Application/Registration No.:	0,952,861

Title:	TECH BOND
Application/Registration No.:	3247100

Title:	GEO-GUARD
Application/Registration No.:	1743843

Title:	AK-7315
Application/Registration No.:	1779987

Title:	CELLUTECH
Application/Registration No.:	2176733

Title:	CHLOR-TERGERNT
Application/Registration No.:	621011

Title:	CHROMICOAT
Application/Registration No.:	642774

Title:	CRYSCOAT
Application/Registration No.:	412276
Application/Registration No.:	412149

Title:	FISAN
Application/Registration No.:	810,255

Title:	FLEETLINE
Application/Registration No.:	1 498 236

Title:	FOAMIZER
Application/Registration No.:	750 499

Title:	HURRICLEAN
Application/Registration No.:	627340

Title:	LIQUI-DET
Application/Registration No.:	0,654,909

Title:	MORCLEAN
Application/Registration No.:	2 005 071

Title:	OAKITE
Application/Registration No.:	0192611
Application/Registration No.:	0,249,419
Application/Registration No.:	330255
Application/Registration No.:	417925
Application/Registration No.:	418060
Application/Registration No.:	423465

Application/Registration No.:	0,856,730

Title:	OAKITE DRYCID
Application/Registration No.:	671003

Title:	OKEMCOAT
Application/Registration No.:	1491797

Title:	PENETRANT
Application/Registration No.:	617298

Title:	POWER-DET
Application/Registration No.:	728085

Title:	RINSITE
Application/Registration No.:	640541

Title:	RUSTRIPPER
Application/Registration No.:	611891

Title:	SOLVENTOL
Application/Registration No.:	402462

Title:	SPEEDET
Application/Registration No.:	738796

Title:	STERI-DET
Application/Registration No.:	745969

Title:	VERSADET
Application/Registration No.:	0,839,725

Title:	PLASTI-PREP
Application/Registration No.:	1,618,339

Title:	ENPROX
Application/Registration No.:	0920494

Title:	EZE
Application/Registration No.:	2,401,358

Title:	TECH BRITE
Application/Registration No.:	2,902,975

U.S. Trademark Applications and Registrations Owned by Chemetall Corporation

Title:	PERMATREAT
Application/Registration No.:	73757775

Title:	AQUA-SHED
Application/Registration No.:	75019301

U.S. Trademark Applications and Registrations Owned by Chemical Specialties, Inc.

Title:	COPPER-COUNT
Application/Registration No.:	901,671

Title:	PREACT
Application/Registration No.:	1,299,172

Title:	OXYSIX
Application/Registration No.:	2,712,453

U.S. Trademark Applications and Registrations Owned by Rockwood Pigments NA, Inc.

Title:	CHAMELEON (stylized with design)
Application/Registration No.:	2855474

Title:	COPPERAS RED
Application/Registration No.:	2437653

Title:	DRYMAX
Application/Registration No.:	1537097

Title:	EXKIN
Application/Registration No.:	577643

Title:	Ferrispec (Stylized)
Application/Registration No.:	2423903

Title:	HYDROTINT
Application/Registration No.:	828975

Title:	KROMA RED

Application/Registration No.:	2251231

Title:	MAPICO
Application/Registration No.:	109678

Title:	M and Design
Application/Registration No.:	1856118

Title:	MIX READY
Application/Registration No.:	3225083

Title:	MOSAICS
Application/Registration No.:	3403213

Title:	NUACT
Application/Registration No.:	365065

Title:	NUOCURE
Application/Registration No.:	3242136

Title:	NUODEX
Application/Registration No.:	345130
Application/Registration No.:	409070
Application/Registration No.:	410530

Title:	NUXTRA
Application/Registration No.:	941200

Title:	PHOSGARD
Application/Registration No.:	3223002

Title:	SOLAROX
Application/Registration No.:	77/592,564 [pending ITU application]

Title:	SPRAYCAST
Application/Registration No.:	3,464,166

Title:	SUPRA-INSTANT
Application/Registration No.:	3,225,086

U.S. Trademark Applications and Registrations Owned by ETEC-Durawear, Inc.

Title:	ARMORSTONE
Application/Registration No.:	1705003

Title:	DURA SLIDE & Design
Application/Registration No.:	1010454

Title:	DURAWEAR CORP. & DESIGN
Application/Registration No.:	1,208,357

Title:	XYLETHON
Application/Registration No.:	1075013

U.S. Trademark Applications and Registrations Owned by CeramTec North America Corporation

Title:	CERAMTEC
Application/Registration No.:	3453790

Title:	CERAMASEAL
Application/Registration No.:	2679868

Title:	CERAMTITE
Application/Registration No.:	77/046,889 [pending ITU application]

Title:	TEC-SEAL
Application/Registration No.:	77/046,922 [pending ITU application]

U.S. Trademark Applications and Registrations Owned by Rockwood Specialties Inc.

Title:	ROCKWOOD
Application/Registration No.:	2,887,422

Title:	ROCKWOOD SPECIALTIES
Application/Registration No.:	2,867,666

ANNEX 1 TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [  ] dated as of [             ], to the Security Agreement dated as of February 10, 2011, among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “Borrower”), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule 1 thereto (each such subsidiary individually a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the lenders (the “Lenders”) from time to time parties to the Credit Agreement referred to below.

A.  Reference is made to (a) the Credit Agreement dated as of February 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders, the Administrative Agent, KKR Capital Markets LLC, as syndication agent and Deutsche Bank Securities, Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as co-documentation agents (in such capacity, the “Co-Documentation Agents”) for the Lenders, and (b) the Guarantee dated as of February 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Borrower, Holdings, the Subsidiary Guarantors party thereto and the Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.  The Grantors have entered into the Security Agreement in order to induce Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with the Borrower and/or the Restricted Subsidiaries.

D.  Section 9.11 of the Credit Agreement and Section 8.13 of the Security Agreement provide that each Subsidiary of the Borrower that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement.  Each undersigned Subsidiary (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Administrative Agent and the New Grantors agree as follows:

SECTION 1.  In accordance with Section 8.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Security Interest in all of the Collateral of such New Grantor.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  Each New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Supplement signed by all the parties shall be lodged with the Administrative Agent and the Borrower.  This Supplement shall become effective as to each New Grantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Administrative Agent.

SECTION 4.  Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Grantor, (b) set forth on Schedule I attached hereto is (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization of such New Grantor, (iii) the true and correct location of the chief executive office and principal place of business and any office in which it maintains books or records relating to Collateral owned by it, (iv) the identity or type of organization or corporate structure of such New Grantor and (v) the Federal Taxpayer Identification Number and organizational number of such New Grantor and (c) as of the date hereof (i) Schedule II hereto sets forth all of each New Grantor’s Copyright

2

Licenses, (ii) Schedule III hereto sets forth, in proper form for filing with the United States Copyright Office, all of each New Grantor’s Copyrights and Copyright Applications, (iii) Schedule IV hereto sets forth all of each New Grantor’s Patent Licenses, (iv) Schedule V hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Patents and Patent Applications, (v) Schedule VI hereto sets forth all of each New Grantor’s Trademark Licenses, (vi) Schedule VII hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Trademarks and Trademark Applications.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to each New Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Credit Agreement.

SECTION 9.  Each New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

3

IN WITNESS WHEREOF, each New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By

Name:
Title:

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as Administrative Agent

By

Name:
Title:

By

Name:
Title:

4

SCHEDULE I

TO SUPPLEMENT NO.      TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

NEW GRANTOR INFORMATION

Legal Name	Jurisdiction of Incorporation or Organization	Location of Chief Executive Office and Principal Place of Business	Type of Organization or Corporate Structure	Federal Taxpayer Identification Number and Organizational Identification Number

SCHEDULE II

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

COPYRIGHT LICENSES

SCHEDULE III

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Registered Owner/Grantor	Title	Registration Number

SCHEDULE IV

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

PATENT LICENSES

SCHEDULE V

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

SCHEDULE VI

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

TRADEMARK LICENSES

SCHEDULE VII

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

TRADEMARKS AND TRADEMARK APPLICATIONS

Registered Owner/Grantor	Trademark	Registration No.	Application No.

ANNEX 2 TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [  ] dated as of [             ], to the Security Agreement dated as of February 10, 2011, among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “Borrower”), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule 1 thereto (each such subsidiary individually a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the lenders (the “Lenders”) from time to time parties to the Credit Agreement referred to below.

A.  Reference is made to (a) the Credit Agreement dated as of February 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders, the Administrative Agent, KKR Capital Markets LLC, as syndication agent AND Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as co-documentation agents (in such capacity, the “Co-Documentation Agents”) for the Lenders, and (b) the Guarantee dated as of February 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Borrower, Holdings, the Subsidiary Guarantors party thereto and the Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.  The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with the Borrower.  Pursuant to Section 4.1(b) of the Security Agreement, within 30 days after the end of each calendar quarter, each Grantor has agreed to deliver to the Administrative Agent a written supplement substantially in the form of Annex 2 thereto with respect to any additional Copyrights and Copyright Applications, Copyright Licenses, Patents and Patent Applications, Patent Licenses, Trademarks and Trademark Applications, and Trademark Licenses acquired by such Grantor after the date of the Credit Agreement.  The Grantors have identified the additional Copyrights and Copyright Applications, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Applications, and Trademark Licenses acquired by such Grantors after the date of the Credit Agreement set forth on Schedule I, II, III, IV, V and VI hereto.  The undersigned Grantors are executing this Supplement in order to facilitate supplemental filings to be made by the

Administrative Agent with the United States Copyright Office and the United States Patent and Trademark Office.

Accordingly, the Administrative Agent and the Grantors agree as follows:

SECTION 1.  (a) Schedule 1 of the Security Agreement is hereby supplemented, as applicable, by the information set forth in Schedule I hereto, (b) Schedule 2 of the Security Agreement is hereby supplemented, as applicable, by the information set forth in Schedule II hereto, (c) Schedule 3 of the Security Agreement  is hereby supplemented, as applicable, by the information set forth in Schedule III hereto, (d) Schedule 4 of the Security Agreement is hereby supplemented, as applicable, by the information set forth in Schedule IV hereto, (e) Schedule 5 of the Security Agreement is hereby supplemented, as applicable, by the information set forth in Schedule V hereto, and (f) Schedule 6 of the Security Agreement is hereby supplemented, as applicable, by the information set forth in Schedule VI hereto.

SECTION 3.  Each Grantor hereby represents and warrants that the information set forth on Schedules I, II, III, IV, V and VI hereto is true and correct.

SECTION 2.  This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Supplement signed by all the parties shall be lodged with the Administrative Agent and the Borrower.  This Supplement shall become effective as to each Grantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Grantor and the Administrative Agent.

SECTION 4.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.  Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and

2

notices hereunder to each Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Credit Agreement.

SECTION 8.  Each Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

3

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[GRANTOR],

By
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By
Name:
Title:

By
Name:
Title:

4

SCHEDULE I

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

COPYRIGHT LICENSES

SCHEDULE II

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Registered Owner/Grantor	Title	Registration Number

SCHEDULE III

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

PATENT LICENSES

SCHEDULE IV

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

SCHEDULE V

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

TRADEMARK LICENSES

SCHEDULE VI

TO SUPPLEMENT NO.       TO THE

SECURITY AGREEMENT

TRADEMARKS AND TRADEMARK APPLICATIONS

Registered		Registration	Application
Owner/Grantor	Trademark	No.	No.

EXHIBIT 1
TO SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of February 10, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Security Agreement dated as of February 10, 2011 (the “Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1.         Defined Terms

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Trademark Collateral

SECTION 2.1       Grant of Security.  Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and applications to register any of the foregoing in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including all such registrations and applications listed on Schedule A hereto, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

SECTION 2.2       Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3.         Security Agreement

This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Note: the governing law provision here should conform to the Security Agreement.]

SECTION 5.         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this          day of                         ,          before me personally appeared                                       , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                         , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed:

CREDIT SUISSE AG,

CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT 2

TO SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of February 10, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Security Agreement dated as of February February 10, 2011 (the “Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION. 1.  Defined Terms

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest

Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including the patents and patent applications listed on Schedule A hereto, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

SECTION 3.         Security Agreement

This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this          day of                         ,          before me personally appeared                                       , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                         , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed:

CREDIT SUISSE AG,

CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT 3

TO SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of February 10, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of CREDIT SUISSE AG, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Security Agreement dated as of February February 10, 2011 (the “Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1.         Defined Terms

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest

Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including the registrations and applications listed on Schedule A hereto.

SECTION 3.         Security Agreement

This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this          day of                         ,          before me personally appeared                                       , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                         , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed:

CREDIT SUISSE AG,

CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE INBOUND COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright